Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

All Awards, and all Class B Shares or cash issued or paid in settlement thereof, shall be subject to forfeiture, recovery or other action pursuant to the Company’s clawback policy adopted pursuant to Rule 5608 of the Nasdaq listing rules and Rule 10D-1 under the U.S. Exchange Act, as such policy may be amended from time to time, and any other clawback or recoupment policy that the Company may adopt from time to time, as well as Section 3.3 of the Plan. Recovery under any such policy shall not constitute “good reason” or a constructive dismissal under any agreement with the Company.